UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report December 15, 2005

Commission			IRS Employer
File		State of	Identification
Number	Registrant	Incorporation	Number

1-7810	Energen Corporation	Alabama	63-0757759

605 Richard Arrington Jr. Boulevard North Birmingham, Alabama	35203
(Address of principal executive offices)	(Zip Code)

(205) 326-2700 (Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

On December 15, 2005, Energen Corporation issued a press release announcing that its oil and gas acquisition and development subsidiary, Energen Resources Corporation, has closed on its previously announced purchase of Permian Basin oil properties from a private company for $168 million (subject to closing and other miscellaneous adjustments). The press release is attached hereto as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Commission.

ITEM 9.01 Financial Statements and Exhibits
(c) Exhibits The following exhibit is furnished as part of this Current Report on Form 8-K. Exhibit Number: 99.1 Press Release dated December 15, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGEN CORPORATION

December 19, 2005	By /s/ Grace B. Carr

Grace B. Carr Vice President and Controller, Energen Corporation

EXHIBIT INDEX
EXHIBIT NUMBER		DESCRIPTION

99.1	*	Press Release dated December 15, 2005

* This exhibit is furnished to, but not filed with, the Commission by inclusion herein.